                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
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                                    FORM 8-K
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934
        Date of Report (Date of earliest event reported): October 6, 2004
                              UNITED CAPITAL CORP.
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             (Exact name of registrant as specified in its charter)

       Delaware                        1-10104                  04-2294493
(State or other jurisdiction     (Commission File Number)     (IRS Employer
of incorporation)                                           Identification No.)

                       9 Park Place, Great Neck, NY 11021
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                     Address of principal executive offices

       Registrant's telephone number, including area code: (516) 466-6464

                                       N/A
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       N/A (Former name or former address, if changed since last report.)

Check  the  appropriate  box  below  if the  Form  8-K  filing  is  intended  to simultaneously  satisfy the filing obligation of the registrant under any of the
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      |_|   Written communications pursuant to Rule 425 under the Securities
            Act (17 CFR 230.425)

      |_|   Soliciting material pursuant to Rule 14a-12 under the Exchange
            Act (17 CFR 240.14a-12)

      |_|   Pre-commencement communications pursuant to Rule 14d-2(b) under the
            Exchange Act (17 CFR 240.14d-2(b))

      |_|   Pre-commencement communications pursuant to Rule 13e-4(c) under the
            Exchange Act (17 CFR 240.13e-4(c))

Item 4.01               CHANGES IN COMPANY'S CERTIFYING ACCOUNTANT.

The Company's  auditors for the year ended December 31, 2003 were Grant Thornton
LLP ("Grant Thornton").  As stated in the Company's proxy statement dated May 7,
2004, the Company annually reviews the selection of its independent auditors and has solicited bids from independent accountants to audit the Company's financial statements  for the year ended  December 31, 2004.  As a result of financial and other considerations the Audit Committee has voted on October 6, 2004 to appoint
Goldstein Golub Kessler LLP as the Company's new independent accountants.

Pursuant to item 304(a) of Regulation S-K, the Company reports the following:

(a)    Previous Independent Accountants

(i)    On October 6, 2004, the Company  retained  Goldstein Golub Kessler LLP as its independent  certified public accountants in place of Grant Thornton, who were  dismissed  as  independent  auditors of the  Company  effective
       October 6, 2004.

(ii)   The reports of Grant Thornton on the Company's  financial  statements for the past two  fiscal  years  did not  contain  an  adverse  opinion  or a
       disclaimer   of  opinion  and  were  not  qualified  or  modified  as  to uncertainty, audit scope, or accounting principles.

(iii)  The decision to change accountants was approved by the Audit Committee of the Board of Directors.

(iv)   In connection with the audits of the Company's  financial  statements for each of the two most  recent  fiscal  years ended  December  31, 2003 and through October 6, 2004, there were no disagreements  with Grant Thornton on any matter of accounting principles or practices,  financial statement disclosure, or auditing scope and procedure which, if not resolved to the satisfaction of Grant Thornton, would have caused it to make reference to the matter in their report.

(v)    There were no  "reportable  events" as that term is described in Item 304
       (a) (1) (v) of Regulation S-K.

(vi)   The Company has requested Grant Thornton to furnish a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements.  A copy of that letter, dated October 11, 2004 is filed as Exhibit 16 to this Form 8-K.

(b)    New Independent Accountants

(i)    The Company  engaged  Goldstein  Golub Kessler LLP as its new independent accountants  effective October 6, 2004. During the two most recent fiscal years and through  October 6, 2004,  the Company has not  consulted  with
       Goldstein   Golub  Kessler  LLP   concerning   the  Company's   financial
       statements,  including  the  application  of  accounting  principles to a specified  transaction  (proposed  or  completed)  or the  type of  audit opinion that might be rendered on the Company's  financial  statements or any matter that was either the subject of a "disagreement" or "reportable event" (as such terms are defined in Item 304 of Regulation S-K) with the previous independent accountants.

ITEM 9.01.  FINANCIAL STATEMENTS, AND EXHIBITS.

(c)         EXHIBITS

            EXHIBIT NO.    DESCRIPTION

               16          Letter dated October 11, 2004 from Grant Thornton LLP
                           related to the change in certifying accountants.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company
has duly  caused  this  report  to be signed  on its  behalf by the  undersigned hereunto duly authorized.

                                         UNITED CAPITAL CORP.

Dated:  October 12, 2004                 By: /s/ Anthony J. Miceli
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                                             Anthony J. Miceli
                                             Vice President, Chief Financial
                                             Officer and Secretary of the Company